WULF INTERNATIONAL LTD

UNITED STATES OFFICE                                               BRUNEI OFFICE
5200 Keller Springs Road, Suite 1131                             #1 Taman Salmah
Dallas, Texas, 75248 USA                          Simpang #25, Mata Mata, Gadong
Tel 1-972-233-0966                              Bandar Seri Begawan 3280, Brunei
Fax 1-972-233-0967                            Tel 673-8-739647, Fax 673-2-453938

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July 1, 1998

Joseph A. Denahan
5507 Bent Trail
Dallas, TX 75248

Dear Mr. Denahan:

Wulf International Ltd wishes to avail itself of your services as a financial consultant for the period July 1, 1998 to March 31, 1999, in connection with its Project in the Philippines National Shelter Program.

As remuneration for your services, Wulf agrees to pay you Six Hundred Dollars ($600) per day or equivalent equity plus applicable expenses incurred by you for each day your services are rendered. Remuneration will be paid when Wulf receives interim and/or full funding for this Project. At the time of funding Wulf will consider additional cash and/or equity compensation that in its sole discretion represents reasonable additional compensation for services provided.

Wulf expects that it will continue to need your services after the funding of the Project and will at that time in its sole discretion consider offering to you a financial executive position with appropriate remuneration.

If you find this proposal acceptable, please sign one copy of this letter and return it to me.

Thank you.


/s/  George Wulf
---------------------------
George Wulf, Chairman & CEO

GW/jm


Agreed to this 1st day of July, 1998


/s/  Joseph A. Denahan
---------------------------
     Joseph A. Denahan

Dated: April 1, 1999

Amendment to consulting agreement dated July 1, 1998 between Wulf International LTD and Joseph A. Denahan.

Agreement is amended as follows:

Term: Extended until Sept. 30, 1999

Payment: To be made in cash when Wulf International LTD and/or project funding since July 1, 1998 exceeds $750,000.

If Wulf International LTD resumes SEC full reporting status then Joseph A. Denahan to be appointed chief financial officer and receive an additional 100,000 shares of preferred stock.

All other terms remain unchanged.

Agreed to this date April 1, 1999:

Wulf International LTD

/s/  George Wulf
-----------------------------
George Wulf, Chairman and CEO


/s/  Joseph A. Denahan
-----------------------------
     Joseph A. Denahan

Dated: October 1, 1999

Amendment  #2  to  consulting   agreement   dated  July  1,  1998  between  Wulf
International LTD and Joseph A. Denahan (amendment #1 dated April 1, 1999)

Agreement is further amended as follows:

Term: Extended until February 1, 2000

All shares previously granted and to be granted are to be restricted stock until Jan. 1, 2000.

Additional common shares to be granted at the rate of 150,000 common shares per month, or a total of 600,000 common shares over the life of the amendment.

All other terms remain unchanged.

Agreed to this date of October 1, 1999:

Wulf International LTD


/s/  George Wulf
-----------------------------
George Wulf, Chairman and CEO


/s/  Joseph A. Denahan
-----------------------------
     Joseph A. Denahan

                                Stock Agreement

Wulf International Ltd. hereby agrees to issue to Joseph Denahan 100,000 shares of common stock and 100,000 shares of preferred stock for services rendered and for continuing to be available as described below to render services to Wulf. These shares and any other shares issued to Mr. Denahan will be subject to forfeiture is he is not available substantially full time to provide financial consulting services to the company until March 31, 2000 or when Wulf becomes fully reporting for SEC purposes and normal trading in Wulf stock is established, whichever is earlier. This risk of forfeiture shall attach to and become part of any transfer of said stock by Mr. Denahan to a third party during the previously mentioned term.


Agreed to the  1  day of  November  1998
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Wulf International LTD

By:  /s/  George Wulf
   -----------------------------
   George Wulf, Chairman and CEO


By:  /s/  Joseph A. Denahan
   -----------------------------
   Joseph A. Denahan, recipient